UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2006
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13997	36-3228107

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois		60631

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (773) 380-3000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Changes with Respect to the Board of Directors
          Bally Total Fitness Holding Corporation (the “Company”) held its 2006 Annual Meeting on December 19, 2006 (the “Annual Meeting”), at which time stockholders elected Don R. Kornstein as a director in Class I of the Board of Directors (the “Board”) for a three-year term expiring in 2009. Steven S. Rogers’ term as director expired at the Annual Meeting. On December 19, 2006, Eric Langshur, an existing director, was appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.
          The press release announcing the results of the Annual Meeting is attached hereto as Exhibit 99.1.
Changes in Management
          Effective December 14, 2006, David S. Reynolds, the Company’s former Vice President, Controller and Principal Accounting Officer, was appointed Vice President, Financial Reporting of the Company. Ronald G. Eidell, Senior Vice President and Chief Financial Officer and the Company’s principal financial officer, will also serve on an interim basis as the Company’s principal accounting officer.
          Effective December 14, 2006, Michael L. Goldberg was appointed as the Company’s Vice President, Corporate Controller. Since 2000, Mr. Goldberg, 56, has served as a partner at Tatum, LLC, a financial and accounting services provider, and has served as chief financial officer for each of SurePayroll, a web-based technology company, Near North National Group, a multi-line insurance broker, and Woods Equipment Company, an agricultural and industrial equipment manufacturer and distributor, as well as providing financial leadership for TreeHouse Foods, a public foodservice company. Mr. Goldberg was not appointed pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Goldberg and any of the Company’s other directors or executive officers. There have been no related party transactions between the Company and Mr. Goldberg reportable under Item 404(a) of Regulation S-K.
          The Company and Tatum, LLC have entered into an Interim Executive Services Agreement (the “Services Agreement”) with respect to Mr. Goldberg’s services. Under the Services Agreement, Mr. Goldberg will devote efforts to the Company in a manner that is customary for executives of the Company, for a salary of $32,800 per month. In addition, under the Services Agreement the Company will pay Tatum a fee of $8,200 per month. The Company may terminate the Services Agreement on 30 days’ prior written notice, or immediately for cause (as defined). Tatum may terminate the Services Agreement on 60 days’ prior written notice. The Company has no obligation to provide Mr. Goldberg with any health or medical benefits, stock or bonus payments or any other benefits, other than coverage under the Company’s existing directors’ and officers’ insurance policies.
Adoption of 2007 Omnibus Equity Compensation Plan
          On December 19, 2006, the Company’s stockholders approved the adoption of the 2007 Omnibus Equity Compensation Plan (the “2007 Plan”), which was previously approved by the Board. The 2007 Plan provides for the issuance of a maximum of 3,000,000 shares of common stock in connection with the grant of stock options, stock units, stock awards, dividend equivalents and other stock-based awards.
          A summary of the 2007 Plan was provided in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 1, 2006 (the “Definitive Proxy Statement”) in the section entitled “Approval of 2007 Omnibus Equity Compensation Plan” beginning on page 3, which is incorporated herein by reference. Furthermore, the summary of such Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A to the Definitive Proxy Statement and which is incorporated herein by reference.
Changes in Non-Employee Director Compensation
          The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board recently completed a review of compensation for non-employee directors. Upon the recommendation of the Nominating Committee, on December 19, 2006 the Board adopted certain changes to the Company’s compensation policy for the Board, effective January 1, 2007. Total annual compensation for non-employee directors will consist of cash compensation of $65,000 and equity consideration valued at $65,000. The Board also approved annual cash retainers of $35,000 for the Chair of the Audit Committee and $25,000 for the Chair of each of the Compensation Committee and the Nominating Committee. Other members of the Audit Committee will receive an annual cash retainer of $21,000 and members of each of the Compensation Committee and the Nominating Committee will receive an annual cash retainer of $15,000. Non-employee directors are not entitled to fees for meetings attended.
Monthly Stipends for the Interim Chairman of the Board and the Acting Chief Executive Officer
          On September 1, 2006, the Company’s Compensation Committee approved payment of a monthly stipend to Mr. Barry R. Elson, acting Chief Executive Officer, in the amount of $50,000 per month through the earlier of December 31, 2006 or appointment of a permanent Chief Executive Officer. On December 19, 2006, the Board extended the $50,000 monthly payment to Mr. Elson until the earlier of the appointment of a permanent Chief Executive Officer or the completion of a recapitalization of the Company.
          On September 1, 2006, the Company’s Compensation Committee approved payment of director fees to Mr. Kornstein, interim Chairman of the Board, in the amount of $50,000 per month through the earlier of December 31, 2006 or the election of a permanent Chairman of the Board. On December 19, 2006, the Board extended the $50,000 monthly payment to Mr. Kornstein until the earlier of the naming of a permanent Chief Executive Officer or the completion of a recapitalization of the Company.
          Messrs. Elson and Kornstein will not receive the non-employee director fees discussed above during the period they are receiving these monthly payments.
Item 8.01 Other Events.
Results of 2006 Annual Meeting
          On December 19, 2006, LaSalle Bank N.A. certified the vote of the Annual Meeting and confirmed that stockholders elected Don R. Kornstein as a director of the Company, approved the 2007 Omnibus Equity Compensation Plan and ratified the appointment of KPMG LLP as independent auditor. The press release announcing the results of the Annual Meeting is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Press Release dated December 19, 2006, announcing the results of the Annual Meeting.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION
Registrant

Dated: December 20, 2006	/s/ Marc D. Bassewitz
Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel